                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 11, 2000



                             VIROPHARMA INCORPORATED
                             -----------------------
                 (Exact name of issuer as specified in charter)


            DELAWARE                  0-021699             23-2789550
  (State or Other Jurisdiction      (Commission          (I.R.S. Employer
       of Incorporation or              file              Identification
          Organization)                number)                Number)


                             405 EAGLEVIEW BOULEVARD
                            EXTON, PENNSYLVANIA 19341
                    (Address of principal executive offices)


                                 (610) 458-7300
              (Registrant's telephone number, including area code)
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Item 5 - Other Events.

         As is more fully described in the attached press release that is incorporated herein by reference, on April 11, 2000, ViroPharma Incorporated ("ViroPharma") announced the results of three Phase 3 clinical studies of pleconaril in two disease indications: viral respiratory infection (VRI) in adults and viral meningitis in adults and children.

         This report, including the press release attached hereto, contains forward-looking statements, including statements relating to the Company's anticipated schedule for conducting clinical trials and for the submission of a New Drug Application to obtain regulatory approval for pleconaril. Pleconaril currently is in clinical trials. There can be no assurance that planned or ongoing clinical trials can be successfully concluded or concluded in accordance with the Company's anticipated schedule. The conduct of clinical trials and acquiring regulatory approval for investigational pharmaceutical products are subject to risks and uncertainties. Neither the FDA nor any other regulatory authority has approved pleconaril or any of ViroPharma's other product candidates for commercialization. There can be no assurance that FDA or other regulatory authority approval for pleconaril or any other product candidate under development by ViroPharma will be granted on a timely basis or at all. Even if approved, there can be no assurance that pleconaril will achieve market acceptance. These factors, and other factors that could cause future results to differ materially from the expectations expressed in this press release, include, but are not limited to, those described in ViroPharma's 1999 Annual Report on Form 10-K filed with the Securities and Exchange Commission. The forward-looking statements contained in this press release may become outdated over time. ViroPharma does not assume any responsibility for updating any forward-looking statements.

Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

                  Exhibit No.     Description
                  -----------     -----------

                        99        ViroPharma Press Release dated April 11, 2000
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                                   Signatures

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                             VIROPHARMA INCORPORATED

Date: April 11, 2000                   By: /s/ Claude H. Nash
                                           ------------------
                                           Claude H. Nash
                                           President and Chief Executive Officer
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                                Index to Exhibits

Exhibit No.          Description
----------           -----------

     99              ViroPharma Press Release dated April 11, 2000